Exhibit 99(j)(2)

MERCER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a trustee of MERCER FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, which has filed with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Registration Statement of the Trust and amendments thereto for the registration of the Trust under said Acts, hereby constitutes and appoints Caroline Hulme, Kenneth Earley, Bruce Leto and David Roeber, and each of them, with power to act without the other, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 24th day of June, 2026.

/s/ Gail A. Schneider
Gail A. Schneider

MERCER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a trustee of MERCER FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, which has filed with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Registration Statement of the Trust and amendments thereto for the registration of the Trust under said Acts, hereby constitutes and appoints Caroline Hulme, Kenneth Earley, Bruce Leto and Dave Roeber, and each of them, with power to act without the other, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 24th day of June 2026.

/s/ Adela Cepeda
Adela Cepeda

MERCER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a trustee of MERCER FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, which has filed with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Registration Statement of the Trust and amendments thereto for the registration of the Trust under said Acts, hereby constitutes and appoints Caroline Hulme, Kenneth Earley, Bruce Leto and Dave Roeber, and each of them, with power to act without the other, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 24th day of June 2026.

/s/ Luis Ubinas
Luis Ubinas

MERCER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a trustee of MERCER FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, which has filed with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Registration Statement of the Trust and amendments thereto for the registration of the Trust under said Acts, hereby constitutes and appoints Caroline Hulme, Kenneth Earley, Bruce Leto and Dave Roeber, and each of them, with power to act without the other, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 24th day of June 2026.

/s/ Joan Steel
Joan Steel

MERCER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a trustee of MERCER FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, which has filed with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Registration Statement of the Trust and amendments thereto for the registration of the Trust under said Acts, hereby constitutes and appoints Caroline Hulme, Kenneth Earley, Bruce Leto and Dave Roeber, and each of them, with power to act without the other, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 24th day of June 2026.

/s/ Stephen Gouthro
Stephen Gouthro

MERCER FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a trustee of MERCER FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, which has filed with the U.S. Securities and Exchange Commission (the “SEC”), pursuant to the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, a Registration Statement of the Trust and amendments thereto for the registration of the Trust under said Acts, hereby constitutes and appoints Caroline Hulme, Kenneth Earley, Bruce Leto and Dave Roeber, and each of them, with power to act without the other, as his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 24th day of June 2026.

/s/ Eva De La Rosa
Eva De La Rosa